UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 6, 2012 (August 30, 2012)

CAPSTONE TURBINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

21211 Nordhoff Street,
Chatsworth, California	91311
(Address of principal executive offices)	(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The Capstone Turbine Corporation 2000 Equity Incentive Plan (the “Incentive Plan”) as amended and restated became effective as of August 30, 2012 upon approval by the stockholders of Capstone Turbine Corporation (the “Company”) at the annual meeting of stockholders as described below.

The Incentive Plan as amended and restated is substantially similar to the Incentive Plan prior to the restatement, except for the following key changes:

•                                          An additional 9,000,000 shares are added to the pool available for awards.

•                                          Provisions for “stock purchase rights” are eliminated. “Stock bonus” awards are recharacterized as “restricted stock” and “restricted stock units.” The purpose of these changes is to update the terminology used in the Incentive Plan to reflect market practices. The newly titled awards are substantively the same as stock bonus awards that have been granted in the past. Stock options and stock bonus awards continue to be available. The change does not add new types of awards to the Incentive Plan.

•                                          An automatic annual grant of restricted stock units is made to directors who are not employees of the Company as part of the annual compensation paid to directors. This grant replaces the annual grant of stock options in prior years. The award shall have a fair market value of $35,000, based on the value of the Company’s Common Stock on the date of grant. The award is forfeited if the director fails to complete the one-year term. The Compensation Committee of the Board of Directors is authorized to revise the amount of the award for future years.

•                                          Administrative provisions for matters such as exercising stock options, tax withholdings and participant responsibilities have been updated to streamline administration and to reflect current law and financial accounting considerations.

The foregoing description of the Incentive Plan as amended and restated effective August 30, 2012 does not purport to be complete and is qualified in its entirety by reference to the Incentive Plan as amended and restated effective August 30, 2012, which is filed herewith as Exhibit 10 and incorporated herein by reference.

Item 5.03. Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

Upon the approval of the amendment (the “Certificate of Incorporation Amendment”) to the Second Amended and Restated Certificate of Incorporation of the Company by the stockholders of the Company at the annual meeting of stockholders as disclosed below, the Certificate of Incorporation Amendment was filed with the Secretary of State of the State of Delaware, effective August 30, 2012. The Certificate of Incorporation Amendment increases the number of shares of Common Stock authorized for issuance from 415,000,000 shares to 515,000,000 shares. The foregoing description of the Certificate of Incorporation Amendment does not purport to be complete and is qualified in its entirety by reference to the Certificate of Incorporation Amendment, which is filed herewith as Exhibit 3 and is incorporated herein by reference.

In conjunction with the filing of the Certificate of Incorporation Amendment, the Board of Directors approved and the Company caused to be filed a Certificate of Amendment of Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock of Capstone Turbine Corporation (the “Certificate of Designation Amendment”) with the Secretary of State of the State of Delaware, effective August 30, 2012. The Certificate of Designation Amendment was necessary to comply with the provisions of the Rights Agreement, as amended, dated July 7, 2005, between the Company and Computershare, Inc. (f/k/a Mellon Investor Services LLC), as such was affected by the increase in the number of shares of Common Stock authorized for issuance pursuant to the Certificate of Incorporation Amendment described above. The foregoing description of the Certificate of Designation Amendment does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designation Amendment, which is filed herewith as Exhibit 4 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders of the Company was held on August 30, 2012 at the Company’s corporate offices located at 21211 Nordhoff Street, Chatsworth, California 91311. The stockholders voted as follows on the matters described below.

1)                                     The individuals listed below were elected as directors of the Company based upon the following votes, to serve until the next annual meeting or until their successors are elected and qualified:

Director	Votes For	Votes Withheld	Broker Non-votes
Gary D. Simon	77,616,947	5,808,894	148,933,053
Richard K. Atkinson	77,701,949	5,723,892	148,933,053
John V. Jaggers	76,590,423	6,835,418	148,933,053
Darren R. Jamison	77,242,956	6,182,885	148,933,053
Noam Lotan	77,535,344	5,890,497	148,933,053
Gary J. Mayo	76,901,066	6,524,775	148,933,053
Eliot G. Protsch	77,458,983	5,966,858	148,933,053
Holly A. Van Deursen	76,811,686	6,614,155	148,933,053
Darrell J. Wilk	76,932,449	6,493,392	148,933,053

2)                                     The amendment and restatement of the Incentive Plan was approved based upon the following votes: a total of 70,458,365 shares were voted for and 12,143,839 shares were voted against this proposal. The holders of 823,637 shares abstained from voting, and there were 148,933,053  broker non-votes.

3)                                     The Certificate of Incorporation Amendment was approved based upon the following votes: a total of 198,607,325 shares were voted for and 30,726,388 shares were voted against this proposal. The holders of 2,377,476 shares abstained from voting, and there were 647,705 broker non-votes.

4)                                     The compensation of the Company’s named executive officers was approved on an advisory basis based upon the following votes: a total of 68,423,711 shares were voted for and 12,402,728 shares were voted against this proposal. The holders of 2,599,402 shares abstained from voting, and there were 148,933,053  broker non-votes.

5)                                     The ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2013 was ratified based upon the following votes: a total of 218,659,775 shares were voted for and 12,091,305 shares were voted against this proposal. The holders of 1,607,814 shares abstained from voting.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 3	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Capstone Turbine Corporation (a)

Exhibit 4	Certificate of Amendment of Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock of Capstone Turbine Corporation

Exhibit 10	Capstone Turbine Corporation 2000 Equity Incentive Plan as amended and restated effective August 30, 2012 (b)

(a)                                              Incorporated by reference to Appendix B to Capstone Turbine Corporation’s Definitive Proxy Statement, filed on July 17, 2012 (File No. 001-15957).

(b)                                              Incorporated by reference to Appendix A to Capstone Turbine Corporation’s Definitive Proxy Statement, filed on July 17, 2012 (File No. 001-15957).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE TURBINE CORPORATION

Date: September 6, 2012	By:	/s/ Edward I. Reich
Edward I. Reich
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit	Description

Exhibit 3	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Capstone Turbine Corporation (a)

Exhibit 4	Certificate of Amendment of Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock of Capstone Turbine Corporation

Exhibit 10	Capstone Turbine Corporation 2000 Equity Incentive Plan as amended and restated effective August 30, 2012 (b)

(a)                                 Incorporated by reference to Appendix B to Capstone Turbine Corporation’s Definitive Proxy Statement, filed on July 17, 2012 (File No. 001-15957).

(b)                                 Incorporated by reference to Appendix A to Capstone Turbine Corporation’s Definitive Proxy Statement, filed on July 17, 2012 (File No. 001-15957).